SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 29, 2000


                          BAY VIEW CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)




    DELAWARE                     0-17901                   94-3078031
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(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification
incorporation)                                                No.)




1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                   94404
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(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (650) 573-7300



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On September 29, 2000 and October 2, 2000, Bay View Capital Corporation issued the following press releases attached hereto as Exhibit 99.1 and 99.2, respectively.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1   Press release dated September 29, 2000.
          99.2   Press release dated October 2, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BAY VIEW CAPITAL CORPORATION



Date: October 3, 2000                      By:/s/ Douglas J. Wallis
                                              -----------------------------
                                              Douglas J. Wallis
                                              Executive Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit No.                           Description

   99.1                   Press Release dated September 29, 2000.
   99.2                   Press Release dated October 2, 2000.